UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2015 (March 12, 2015)

EverBank Financial Corp
(Exact Name of Registrant as Specified in its Charter)

Delaware        001-35533                52-2024090

(State or other Jurisdiction (Commission File Number)	(IRS Employer

of Incorporation)	Identification No.)

501 Riverside Ave.
Jacksonville, FL 32202
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (904) 281-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
£     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
£          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
£          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
£          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 12, 2015, EverBank Financial Corp, a Delaware corporation (the “Company”), Sageview Partners, L.P. (“Sageview”) and Teachers Insurance and Annuity Association of America (“TIAA” and collectively with Sageview, the “Selling Stockholders”) entered into an Underwriting Agreement with Barclays Capital Inc. (the “Underwriter”) pursuant to which the Selling Stockholders agreed to sell to the Underwriter 2,910,801 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Selling Stockholders completed their public offering of the shares of Common Stock, which were offered and sold at a public offering price of $17.95 per share, on March 18, 2015.

The sale of the Common Stock by the Selling Stockholders was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-202685) (the “Registration Statement”), including a prospectus supplement dated March 12, 2015 (the “Prospectus Supplement”) to the prospectus contained therein dated March 12, 2015 (the “Base Prospectus”), filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Common Stock by the Selling Stockholders to the Underwriter, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Underwriter and its affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company and its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

Following the sale by the Selling Stockholders of the Common Stock in the public offering, TIAA ceased to own any shares of the Company’s Common Stock and Sageview owns 10,312,230 shares of the Company’s Common Stock.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.
(d)    Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of March 12, 2015, by and among the Company, Sageview Partners, L.P., Teachers Insurance and Annuity Association of America and Barclays Capital Inc.

5.1	Legal Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERBANK FINANCIAL CORP

March 18, 2015	By:	/s/: Jean-Marc Corredor
Name: Jean-Marc Corredor
Title: Senior Vice President, Associate General Counsel and Assistant Secretary

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of March 12, 2015, by and among the Company, Sageview Partners, L.P., Teachers Insurance and Annuity Association of America and Barclays Capital Inc.

5.1	Legal Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).